UWM Mortgage
Trust 2021-INV3

Wipro Opus Risk Solution LLC

Executive Narrative

October 13, 2021

Performed by
Wipro Opus Risk Solutions LLC

For
United Wholesale Mortgage, LLC

This report summarizes the results of a full credit, compliance and value review and a separate value review performed for United Wholesale Mortgage, LLC (“Client).  The Client provided Wipro Opus Risk Solutions, LLC (“Consultant”) with a data tape of 2,119 loans for the full credit, compliance, and value review.  The Client requested the Consultant select a random sample of 16.89%, or 358 of the loans presented for the full credit, compliance, and value review.  The Client presented the loan in six separate deliveries and the Consultant randomly selected the loans for the full credit, compliance, and value review from each delivery.  The loans were loaded into the Paragon® underwriting software. The Client directed the Consultant to report the results on the full credit, compliance, and value review on 334 loans.  Twenty-four (24) loans were removed from the full credit, compliance, and value review.  The scope, loan numbers and results of the full credit, compliance and value review are contained in Exhibit A.

As detailed herein, the 334 loans are non-owner occupied and eligible for GSE delivery. For credit, the loans were re-underwritten in accordance with Fannie/Freddie AUS and the supporting Fannie/Freddie guidelines. One hundred sixty-one loans had application dates after July 1, 2021 but were investment properties and not subject to the revised General Qualified Mortgage Rules.  Nine loans had application dates on, or after, July 1, 2021 and were subject to the revised General Qualified Mortgage rules.  The Client provided the Consultant with FNMA underwriting guides dated 10/06/2021 and requested the Consultant review to the verification standards in Sections B3-3 to B3-6 for Consultant’s determination of Verification Safe Harbor.  The Consultant reviewed the eight loans to the applicable section FNMA guides (10/06/2021 Sections B3-3 to B3-6) and reported any exceptions indicating the loans did not meet sections B3-3 to B3-6.

The Client directed the Consultant to perform a valuation only review on the loans not selected for the full credit, compliance and value review. The value only review started with a population of 1,761 loans.  Sixty-two (62) loans were removed from the final valuation review pool of 1,699 loans.  The 1,699 loans were tested to a value waterfall beginning with a Collateral Underwriter Risk Score of 2.5 or less would not require secondary valuation product. On loans with Collateral Underwriter Risk Score of greater than 2.5 or no CU score, an AVM or a desk review was ordered as required by the value waterfall.  If the final value product in the value waterfall supported the appraised value within a 10% variance or Collateral Underwriter Risk Score of 2.5 or less, a final value grade “A” was assigned. The scope, loan number and results of the value only review are contained in Exhibit B.

Wipro Opus Risk Solutions LLC was established in 2005. Wipro Opus Risk Solutions LLC was acquired in January 2014 by Wipro Ltd, a global information technology, consulting, and outsourcing company.

The review started on August 30, 2021 and ended on October 5, 2021.

Exhibit A
Credit Review

1) Credit Qualification

A re-underwriting review will be conducted in order to verify that the requisite underwriting guidelines as specified by Client are met. Confirmation of the loan terms will be performed through recalculation and review of documentation contained in the loan file provided to the Consultant. The Credit Qualification review will consist of the following:
a) Guidelines
Determine whether each mortgage loan meets the requisite guideline requirements as specified by the Client. In lieu of specific requirements, Consultant should consider Regulation Z including Appendix Q if applicable. If the loan pre-dates the requirements of Regulation Z and Appendix Q, Consultant will consider Fannie Mae’s Single-Family guidelines.
b) Employment
Review the file documentation for minimum required level of employment, income and asset verifications pursuant to Client provided underwriting guidelines.
c) Income
Recalculate borrower(s) monthly gross income and verify calculations of income as used by the original loan underwriter at origination to determine compliance with the Client provided underwriting guidelines.
d) Assets
Confirm the presence of adequate asset documentation to comply with the Client provided underwriting guideline requirements for closing funds, reserves and borrower liquidity.
e) Debt Ratio
Recalculate the debt to income ratio and verify the ratio accuracy used by the loan underwriter at origination to determine compliance with Client provided underwriting guidelines and regulatory requirements.
f) Property Valuation
Analyze all appraisals and alternative value tools used to qualify the loan for integrity of comparable sales, completeness of data, eligibility of the appraiser and reasonableness of estimated value. Review the appraisal to determine the appraisal(s) meet the requirements of Client provided underwriting guidelines.
g) Loan-to-Value Ratio
Recalculate and verify the loan-to-value ratio and combined loan-to-value ratio were accurate at origination and meet Client provided underwriting guideline and regulatory requirements.
h) Credit History
Review the credit report to verify that the borrower(s) demonstrate adequate credit depth to comply with the Client provided underwriting guideline requirements.
i) Credit Scores
Verify that borrower(s) meet minimum credit score requirements of the Client provided underwriting guidelines
j) Compensating Factors
Verify exceptions to the Client provided underwriting guidelines are documented and reasonable.

Document Review

1) Document Review
A review of each loan file will be performed to confirm the presence of material documentation as applicable to the specifics of the loan transaction. The Document Review will consist of the following:

a) Collateral Docs

i) Title Commitment / Policy
Verify the presence of the title commitment or final title policy. Confirm vested parties and the description of the property, liens and tax assessments.
ii) Mortgage Note / Security Instrument
Verify the presence of the mortgage note or security instrument. Confirm that the document has been executed by all borrowers and that all riders, addendums and endorsement are present and duly executed.
iii) Mortgage / Deed of Trust
Verify the presence of a copy Mortgage or Deed of Trust. Confirm that the documents have been executed by all required parties and that all riders, addendums and exhibits are present and duly executed. If the loan closed within 12 months of the review, Consultant will confirm the presence of a letter from the title company specifying the date the Mortgage / Deed Trust was sent for recording. If the closing did not occur within 12 months of the review and a copy of the recorded Mortgage /Deed of Trust is not contained in the loan file, the Client will submit a report from an independent document custodian verifying the presence of a recoded mortgage or a stamped / signed copy of the document stating the date the document was sent for recording.
iv) Conveyance Deed
Verify as applicable that a proper conveyance deed is present in the loan file. Confirm the proper transfer of ownership interest of the subject parties is detailed on the deed.

b) Closing Docs

i) Final Hud-1 Settlement Statement
If required, verify the presence of a final HUD-1. Verify the completeness of required data and signatures or certification depending upon state compliance requirements.
ii) Final Truth-in-Lending Disclosure
If required, verify the presence of a final Truth-in-Lending Disclosure. Verify the completeness of required data and that all required signatures are present.
iii) Notice of Right to Cancel
If required based on the specifics of the loan transaction, confirm the presence and required execution of the Notice of Right to Cancel.
iv) Loan Estimate
If required verify the presence of the current Loan Estimate (LE) at the time of origination
v) Closing Disclosure
If required verify the presence of the current Closing Disclosure (CD) at the time of origination.

c) Credit Docs

i) Loan Application
Verify the presence and completeness of both the initial and final loan applications.
ii) Underwriting Worksheet
Verify the presence of the relative underwriting worksheet i.e. form 1008, FHA MCAW and VA’s Loan Analysis.
iii) Credit Report
Verify the presence of a credit report for each borrower. Confirm that the credit report was pulled within the timing requirements allowable per the Client provided underwriting guidelines.

iv) Housing Payment History
In the absence of housing payment histories on the borrower(s) credit report(s), verify that that the file contains a verification of rent or a verification of mortgage form.
v) Letters of Explanation
When Letters of Explanation are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.
vi) Gift Letters
When Gift Letters are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.
vii) Income Documentation
Verify the presence of income and employment related documentation required by the Client provided underwriting guidelines for all borrowing parties contributing income to the debt ratio calculation.
viii) Asset Documentation
Verify the presence of asset documentation required by the Client provided underwriting guidelines in the loan file.
ix) Property Valuation Tools
Verify that each loan file contains adequate appraisal and other third party valuation tools to satisfy the minimum required documentation under the relative Client provided underwriting guidelines.
x) Proof of Insurance
Verify the presence of insurance certificates for mortgage, hazard and flood insurance on an as needed basis depending upon the specifics of the loan. Confirm that adequate coverage is present to meet the requirements of the Client provided underwriting guidelines.

Regulatory Compliance Review

Each mortgage loan file will be subject to a post-closing regulatory compliance review to verify that each mortgage loan closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the loans meet the applicable disclosure requirements provided under (i) the federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 24 C.F.R. Part 3500; (iii) the National Flood Insurance Act, (iv) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (v) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances enacted to combat predatory lending.

a) Federal Truth in Lending Act/Regulation Z:

A review of the material compliance disclosures set forth in Reg Z, as amended, including the Truth in Lending Disclosure and the Notice of Right-to-Cancel, if applicable; and a review and comparison of the material disclosures with a report outlining any TILA violations. This includes a re-calculation of disclosed finance charge [§1026.18(d)], proper execution by all required parties [§1026.17(b)], principal and interest calculations [§1026.18(s)], payment stream(s), recalculation of disclosed APR [§1026.22], and a review to ensure disclosure differences are within the allowed tolerances [§1026.18(d) and §1026.23(g)]. A review of the Notice of Right to Cancel (§1026.15 / §1026.23): Review includes a verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3 day rescission period was adequately provided to the borrower(s).

b) Business Days as Defined by Regulation Z:

General business day is defined as the days on which a creditor’s offices are open to the public for carrying on substantially all of its business functions excluding Sundays and holidays specified by §1026.2(a)(6). Specific business day is defined as all calendar days (Monday through Saturday) excluding Sundays and holidays specified by 5 U.S.C. 6103(a)

c) MDIA (Mortgage Disclosure Information Act) - Applications Dated After 07/30/2009 and Prior to 10/03/2015):

i) Initial Delivery: Creditor must deliver the Initial Disclosures within 3 “general” business days of application
ii) No Pre-disclosure Fees: Creditor may not charge fees, other than credit report fee, prior to borrower receiving the Initial Disclosures
iii) 7 Day Waiting Period: Creditor must deliver the Initial Disclosures more than 7 “specific” business days prior to closing
iv) 3 Day Waiting Period: Creditor must issue revised disclosures if APR in initial disclosures becomes inaccurate. Closing may not occur until the 3rd “specific” business day after the consumer receives the corrected disclosures.
v) APR on Final TIL: APR on Final TIL must be within tolerance 1/8 or ¼ of percent difference in APR based on regular or irregular payment stream.

d) Home Ownership Equity Protection Act (HOEPA) testing, to include:

i) APR test [HOEPA (§1026.32(a)(1))] and [HPML(§1026.35(a)(1))]
ii) Points and Fees test [HOEPA (§1026.32(a)(2))]
iii) Review of HOEPA disclosure (§1026.32(c)) for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)
iv) Review and confirm documentation type (i.e. full, stated, no ratio)
v) Review for evidence of prepayment penalty
vi) Verification of Debt to Income conformity, when necessary.

HOEPA (Section 32) loan coverage has been expanded to include purchase-money mortgages and open-end credit plans (i.e., home equity lines of credit or HELOCS), as well as the amendment of rate and points and fees threshold testing. Consultant system requirements have been updated to address the expansion of coverage as well as amendments to threshold testing. In addition, there is a homeownership counseling requirement to be verified for all covered loans.

e) RESPA/Regulation X (Loans with an Application Date prior to 10/03/2015):

Each mortgage loan will be reviewed to ensure compliance with the January 1, 2010, or most current amendments to Regulation X. The RESPA/Regulation X review will consist of the following:

i) Good Faith Estimate (GFE):
ii) Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
iii) Confirm the presence of the current GFE form in effect at the time of origination.
iv) Verify the GFE was provided to the borrower(s) within three days of “Application”.
v) Application shall be defined by Regulation X and generally be considered complete when the following seven conditions are met:
(1) Borrower(s) First and Last Name
(2) Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report)
(3) Subject Property Address (including “To Be Determined”)
(4) Mortgage Loan Amount Sought
(5) Estimation of Property Value
(6) Monthly Income
(7) Any other requirement as defined in the lender’s policies and procedures

vi) Consultant will verify that all Broker fees, including Yield Spread Premium (“YSP”) were accurately disclosed and reflected in the appropriate locations.
vii) Fees will be reviewed to ensure they are reasonable and customary fees for the lender and title and escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.
viii) Analysis to determine whether a Changed Circumstance form is required to accompany each revised Good Faith Estimate (GFE)
ix) Change of Circumstance Definition:
(1) Acts of God, war, disaster or other emergency;
(2) Information particular to borrower or transaction that was relied on in providing the GFE and that changes or is found to be inaccurate after GFE has been provided to borrower;
(3) New information particular to the borrower or transaction that was not relied on in providing the GFE; or
(4) Other circumstances that are particular to borrower or transaction, including boundary disputes, need for flood insurance or environmental problems
(5) In the event any of the above occurs, the loan originator is required to provide a new revised GFE to the borrower within 3 business days of receiving information sufficient to establish “changed circumstances” and document the reason the revised GFE was provided.
(6) Rate Locks: If the rate has not been locked by the borrower or a locked rate has expired, the charge or credit for rate chosen, adjusted origination charges, per diem interest and loan terms related to the rate may change. If borrower later locks the rate, a new GFE must be provided showing the revised rate-dependent charges and terms. All other charges and terms must remain the same as on the original GFE, except as otherwise provided above for “changed circumstances.”
x) Final HUD-1: Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
(1) Confirm the presence of the current applicable Final HUD-1 form
(2) Confirm the Final HUD-1 accurately lists all broker and YSP fees.
xi) Good Faith Estimate (GFE ) and Final HUD-1 Analysis: Confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
(1) Analysis of Origination fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (no variance) - No variance for the following charges:
(a) Origination Charge
(b) Credit or Charge for Interest Rate Chosen
(c) Adjusted Origination Charge
(d) Transfer Taxes
(2) Analysis of Third-Party fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (10% tolerance) - 10% tolerance between GFE and actual charges at settlement for sum of following services:
(a) Lender-required settlement services (lender selects third-party provider);
(b) Lender-required services, title services and required title insurance, and owner’s title insurance, when the borrower uses a settlement service provider identified by the loan originator; and
(c) Government recording charges
xii) Analysis to confirm all fees are accurately reflected in the correct tolerance category on the Good Faith Estimate (GFE) and Final HUD-1
xiii) Analysis to confirm lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to
xiv) Analysis to confirm loan terms are accurately disclosed between the Good Faith Estimate (GFE) and Final HUD-1
xv) Analysis to confirm page 3 of the HUD-1 accurately reflects fees disclosed on the Good Faith Estimate (GFE) and Final HUD-1

f) QM / ATR (QUALIFIED MORTGAGE / ABILITY TO REPAY) DODD FRANK REVIEW (LOANS WITH APPLICATION DATE ON OR AFTER 01/10/2014)

i) Ability-to-Repay:

(1) Consultant will incorporate checkpoints for the ATR’s eight verification steps for any origination QC work. Consultant has the option to run ATR checks on any transactions subject to QM that falls outside the ability to meet QM guidelines, whether due to coverage exceptions or due to failing QM criteria. Thus, any transaction that is being tested for QM will also have the ability to be screened for ATR if the QM testing fails or the loan is exempt from QM.
(2) Consultant is required to verify all information within the scope of the eight verification steps before an ATR loan can pass. These eight tests include verifications of any amounts used in the loan consideration and a page(s) reference to the third party records/documentation/images:
(a) Income and assets
(b) Current employment status
(c) Monthly qualifying mortgage payment for the proposed loan
(d) Monthly qualifying mortgage payment for the simultaneous loan on the same property payments for taxes, insurance and HOA, etc.
(e) Debts, alimony and child support
(f) Qualifying monthly DTI and residual income
(g) Credit history
(3) If all of the verifications are made and each of the eight topic areas is confirmed to agree with the representations made by the lender, and there are no credit exceptions to the lender’s guidelines, the loan will pass the ATR test. If any of the conditions fail or the loan lacks the documentation to support the stated values in any of the areas, affected items will not be considered verified and the loan will be subject to failing the ATR test.
(4) ATR results will be reported as ATR-Pass, ATR-Fail and ATR-Exempt. This is in addition to the existing credit and compliance related reporting by Consultant.

ii) Qualified Mortgage
Consultant has built edits and system processes to evaluate whether a loan meets the requirements of the Qualified Mortgage regulations. There are 4 different Qualified Mortgage subtypes; Qualified Mortgage (QM), Temporary QM (TQM), Small Creditor QM (SCQM) and Small Creditor Balloon QM (BQM). While regulations carve out special guidance on small creditor originations, Consultant will not be reviewing any additional documentation required to certify a small creditor and will test all files against either QM or TQM. All QM loan types must meet the following conditions:
(1) No Negative Amortization and no interest only payments
(2) No loan terms to exceed 30 years
(3) Threshold test for Points and Fees of less than or equal to 3.00% of the total loan amount (there are five levels of testing including four for loan amounts under $100,000)
(4) Only documented verifications may be used to qualify the application (all loans are full documentation)
The differentiation in testing for QM and TQM is in following a debt-to-income threshold of 43.00% for QM versus meeting the underwriting guidelines from the designated agency (GSE, HUD, FHA, USDA, etc.) for TQM. For the creditor, originating a loan under TQM parameters provides for greater flexibility in qualifying an applicant whose debt-to-income may exceed 43% and still passes the guidelines of the agency.

iii) QM DTI Testing
The new debt-to-income threshold of 43.00% applies to any QM loan. The calculation will include new requirements for calculating the QM Loan Payment and Simultaneous Loan Payment with different rules for fixed rate fixed term and variable rate loans. Those two calculated values are included in the new QM debt-to-income test. In addition, only verified amounts will be included in the QM debt-to-income test - verified income and assets, loan and simultaneous loan payments, insurance, taxes and HOA, alimony, child support and open debts. The calculated value will be the verified debts divided by the verified income represented as a ratio, with amounts less than or equal to 43.00% passing, and anything above 43.00% failing. Failing this test also results in returning an overall QM status of Fail.

iv) TQM Guideline Testing
For GSE/HUD/FHA directed loans, the testing standard is to fail any application that does not meet the appropriate credit guidelines. The guidelines are not set by regulation and may include a higher debt-to-income threshold. The guidelines include:

(1) LTV / CLTV
(2) DTI – using the same calculation guidelines as QM
(3) Credit Score
(4) Reserves
(5) Maximum Loan Amount
(6) Maximum Cash Out
(7) Disposable Income

Threshold failures will either be greater than the guideline or less than the guidelines as appropriate.

Note: A failure identified within the guidelines may result in a Fail condition for qualifying the loan as a TQM, even when the debt-to-income calculation would not exceed the 43.00% DTI level, such as a low credit score or a high loan-to-value ratio. Consultant will note the TQM failure. Customized reporting is available to support Customer requirements for specific loan conditions.

v) Points and Fees Testing
(1) All loans seeking QM/TQM status need to pass the points and fees testing guidelines. QM Points and Fees testing will be done under the same approach as points and fees testing under HOEPA regulations, including the six components below subject to specific guidance for inclusion or exclusion:
(a) Finance charge - Third-party services included, if Consultant is unable to determine “bona fide” status from normal file documentation. Exceptions may require additional documentation to be provided. The same treatment goes for “bona fide discount points” if documentation is not present in file. Consultant and Client will agree on how “bona fide” is determined in order for Client to then be able to provide such documentation in each file where applicable.
(b) Loan originator compensation – Compensation/YSP known at the time of the consummation will be included but Consultant does not review lender or broker compensation programs as part of its QM testing.
(c) Real estate-related fees
(d) Premiums for credit insurance, credit property insurance, and other insurances where the creditor is the beneficiary, debt cancellation or suspension coverage payments
(e) Maximum prepayment penalty
(f) Prepayment penalty paid in a refinance.
(2) In addition, the calculation is built based on the note amount with different thresholds above the 3.00% level for amounts less than $100,000 adjusted annually:
(a) 3 percent of the total loan amount for a loan greater than or equal to $100,000
(b) $3,000 for a loan greater than or equal to $60,000 but less than $100,000
(c) 5 percent of the total loan amount for a loan greater than or equal to $20,000 but less than $60,000
(d) $1,000 for a loan greater than or equal to $12,500 but less than $20,000
(e) 8 percent of the total loan amount for a loan less than $12,500

vi) QM/ATR Reporting
For QM/TQM testing, the results of the debt-to-income test (QM) or guideline review (TQM) and the Points and Fees test will result in the following available compliance conditions as requested by the rating agencies:
(1) QM – NonHPML [QM or TQM – Pass / HPML – No]
(2) QM – HPML [QM or TQM – Pass / HPML – Yes]
(3) NonQM – Compliant [QM or TQM – Fail, Exempt / ATR – Compliant]
(4) NonQM – Non-compliant [QM or TQM – Fail, Exempt / ATR – Noncompliant]
(5) Not Covered – Exempt [QM or TQM – Exempt / ATR – Exempt]
As with ATR testing, these QM results are in addition to the existing credit and compliance related reporting currently performed by Consultant. Customized reporting is available based on mutual agreement on individual Customer needs.

vii) HPML Testing – QM APR
Current testing for HPML will now be performed using one of two formulas, normal QM and FHA TQM. For QM, a loan will be considered a Higher Priced Mortgage Loan if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on conforming First Liens and 3.50% or more percentage points on Second Liens. For FHA TQM, the formula is modified to be the Average Prime Offer Rate plus 1.15%, plus the monthly MI premium factor.

viii) Escrow Requirement
Loans that fall under the guidelines of a Higher Priced Mortgage Loan (HPML) will require escrow accounts to be in place for the first five years of the transaction. A loan will be considered a Higher Priced Mortgage Loan based on the guidelines shown above (HPML Testing – APR)

ix) HPML Appraisal Rule
An HPML designation also requires additional appraisal requirements. A loan will be considered a Higher Priced Mortgage Loan under the HPML Appraisal Rule if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on Conforming First Liens, 2.50% for Jumbo First Liens and 3.50% or more percentage points on Second Liens. Requirements include:

(1) Three (3) day disclosure from application of the right to a free copy
(2) Written appraisal from certified or licensed appraiser
(3) Interior inspection
(4) Delivery of copies no later than 3 days prior to consummation
(5) If the property falls under the ‘flipping’ definition, a second appraisal is required and must document:
(a) The difference in the original sales price and the subsequent sales price
(b) Changes in market conditions
(c) Property improvements
There is additional responsibility for providing copies of ALL documentation used in the valuation of the property, not just the final appraisal, and requirements for full appraisals, versus other forms of valuations. System enhancements have also been made to require verification of documentation and acknowledgement by the reviewer of evidence supporting the new requirements.

g) NATIONAL FLOOD INSURANCE PROGRAM (NFIP)

Each mortgage loan made by an FDIC-supervised institution or servicer acting on its behalf shall require the escrow of all premiums and fess for flood insurance for any designated loan secured by residential improved real estate or a mobile home, made, increased, extended or renewed on or after January 1, 2016.

i) Frequency – Payable with same frequency as payments designated for the loans
ii) Exceptions
(1) Loan is an extension of credit primarily for business, commercial or agricultural purposes
(2) Loan is in a subordinate position to a senior lien secured by the same residential improved real estate or mobile for which the borrower has obtained flood insurance
(3) Flood Insurance coverage for the residential real estate is provided by a policy that
(a) Meets requirements
(b) Provided by a condominium association, cooperative or other applicable group and
(c) The premium for which is paid by the condominium associate, cooperative, homeowners association, or other group as a common expense.

h) REGULATORY COMPLIANCE DISCLAIMER

Please be advised that Consultant will not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Consultant are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Consultant is relying in reaching such findings.

Please be further advised that Consultant does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Consultant do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Consultant. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Consultant to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Consultant are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

i) SEASONING AND CERTAIN COMPLIANCE EXCEPTIONS

Pursuant to the applicable NRSRO criteria, Consultant graded certain compliance exceptions as non-material based on seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than recession, which are raised as a defense to foreclosure. Information contained in any Consultant reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

TRID Review

1) TILA RESPA Integrated Disclosure Statement Of Work

i) Eligibility
The following criteria are used in determining whether TRID applies:
(1) The Application Date is October 3, 2015, or later (the earlier of the date the broker or lender received the borrower’s application).
(2) The Loan Purpose and Property Type includes a closed-end mortgage secured by real estate:
(a) Purchase
(b) Refinance (Cash Out or Rate Term)
(c) Construction and Construction to Permanent Financing
(d) SFR, 1-4 Unit, PUD, Condo and Coops (Coop may be excluded based on Client instructions)
(3) The Loan Purpose and Property Type does not include:
(a) HELOCs
(b) Reverse mortgages
(c) Dwellings that are not attached to real property
(d) Mobile homes, where the consumer does not own the land,
(4) For purposes of determination of Occupancy, TRID applies to loans for owner occupied, second home and vacant land.
(5) Opus will apply the standard exemptions from TILA, i.e., business purposes loans, loans for agricultural purposes and loans secured by five (5) or more units.
(a) Please be aware that TILA contains a TRID-specific exemption for certain subordinate lien loans for the purposes of various types of assistance programs such as down payment or closing cost, property rehabilitation, energy efficiency or foreclosure avoidance or prevention. Opus CMC will not test such loans for TRID compliance.

ii) Loan Estimate (″LE″)
(1) Initial LE
(a) Verification of compliance with timing requirements as to whether the Initial LE was delivered within three (3) business days from the Application Date. The Initial LE shall use the delivery date to calculate the earliest closing Consummation Date (no less than seven (7) business days from the delivery of the Initial LE). The delivery date is the date the creditor hand delivers the disclosures or places the disclosures in the mail, 1026.19(e)(1).
(b) If the LE does not contain a signature line for the consumer’s confirmation of receipt, then OPUS will look for the “Loan Acceptance” statement under “Other Considerations” or other client-documented acknowledgement and borrower intent to proceed.
(c) Verification that the correct form is used and all sections of the Initial LE are completed (no blanks, “NA’s” or incomplete sections) and the Initial LE is accurate as follows:

(d) Verification of the technical formatting of the LE is NOT included in the standard review. The formatting of the document is the responsibility of the document preparation source.
(e) General loan information and loan terms sections completed and formatting is accurate.
(i) Verify loan term, purpose, and product descriptions follow the prescribed format.
(ii) Verify all applicants applying for credit, as disclosed on the application, are listed on the LE
(f) “Can this amount increase after closing?” and “Does the loan have these features” sections are completed and are accurate based on the terms disclosed on the LE.
(g) If rate is locked, were lock expiration date, time and time zone disclosed.
(h) Settlement charges good through date, time and time zone disclosed with minimum of 10 days during which borrower is permitted to shop knowing fees are locked during that timeframe.
(i) Projected Payments and Estimated Taxes, Insurance & Assessments sections are complete and accurate based on the loan terms and information known at the time of disclosure.
(j) The Closing Costs and Cash-to-Close sections are complete and accurate based on the information provided on page 2 of the LE.
(k) Fees disclosed properly (alphabetical order within Section with certain exceptions, and all title fees start with ″Title – ″) in Closing Cost Details section.
(l) It is recommended that an Itemization of Fees is provided for any fees disclosed as “Aggregate”. It is quite difficult to determine if the fees are disclosed properly without this information.
(m) Any addenda found in file listing ADDITIONAL fees for sections other than Section C
(n) If Interest Only Payments, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed and accurate based on early disclosures in the file.
(o) If ARM or Step Rate, is Adjustable Interest Rate (″AIR″) Table disclosed and accurate based on the early disclosures in the file.
(p) The Comparison section is complete and accurate as follows:
(q) In 5 Years calculations for Total of Payments (TOP) and Total Principal Paid are accurate based on the terms and fees disclosed on page 1 and 2 of the LE.
(r) APR is accurate within tolerance based on the terms disclosed on the LE
(s) Total interest Percentage (TIP) is accurate based on the loan terms disclosed on the LE.
(t) Rounding rules verified as per 1026.37(o)(4).
(u) Other Considerations Section is complete

(2) Revised LEs
(a) If there has been a revision to the LE, validate that the Revised LE is provided within three (3) days of COC, BRC or interest rate lock. Review as necessary for sufficient information to establish one of the six (6) valid reasons to reset tolerance fees set forth in TRID:
(i) Changed Circumstance affecting settlement charges
(ii) Change Circumstance affecting eligibility
(iii) Revisions requested by the consumer
(iv) Interest rate dependent charges
(v) Expiration of the LE and
(vi) Delayed settlement date on a construction loan
Timing Requirement for LE 7 days prior to consummation

(3) Determination of Final Binding LE
(a) Review and analyze each LE in file to determine final Binding LE. If there is a change in loan terms, change in interest rate or increase in charges subject to variances without valid reason for a Revised LE as set forth above, findings will be cited. If a Revised LE was issued without a valid reason, the previous valid LE would be considered the Binding LE for the purposes of comparison with the Closing Disclosure. [Also see Variance Tests and Closing Disclosure for COC/BRC events disclosed after issuance of Initial CD]
(b) Verification of compliance with timing requirements that there have been no loan estimates provided to the borrower after a Closing Disclosure has been delivered, and whether the Final LE was provided at least four (4) business days prior to the closing Consummation Date.

(4) Written List of Providers (“WLSP”)

(d) If the lender places fees in the Services You Can Shop For category, verify that the file contains a WLSP provided to the borrower within three (3) business days of application. The WLSP must include at least one available provider for each service and state the consumer may choose a different provider for that service. If a written list of service providers is not provided, OPUS will assume the borrower was unable to shop and the fees will be treated as either a Zero Tolerance for non-Title fees or a 10% tolerance for Title fees. If a written list of service providers is provided outside of three (3) days of the application date, OPUS will assume the borrower was unable to shop and the fees will be treated as a Zero Tolerance for non-Title fees or a 10% tolerance for Title fees.

(5) Variance tests
Utilize one (1) of the following Variance Categories in performing variance tests:
(a) Zero Tolerance/Variance* - A finding will be cited if any charges increase from the Binding LE to the Final CD without COC or BRC. Such increases include:
(i) Fees paid to the lender, broker or an affiliate of either lender or broker [fees paid to an affiliate of the lender for services NOT required by the creditor are not subject to tolerance/variance per CFR 1026.19(e)(3)(iii)(E)];
(ii) Fees paid to an unaffiliated third party if the lender did not permit the borrower to shop for servicer; and
(iii) Transfer taxes.
(iv) Lender Credits
(b) 10% Tolerance/Variance* – A finding will be cited if the aggregate of the charges increase by more than 10% from the Binding LE to the Final CD without COC or BRC. If a fee/service is listed on the LE but not charged/reflected on the Final CD, the fee will be removed and not considered in calculating the 10% variance threshold pursuant to Comment 19(e)(3)(ii)-5. Such increases include:
(i) Recording fees; and
(ii) Charges for third party services not paid to creditor or affiliate AND borrower permitted to shop for service but selects a provider on the creditor’s Written List of Service Providers.
(iii) Prepaid mortgage insurance will be treated as a 10% tolerance fee if it can be shopped for (and not identified as an affiliate), otherwise it will be treated as a zero tolerance fee.
(c) No Tolerance/Unlimited – No finding will be cited if any of the charges change from the Binding LE to the Final CD, provided that the disclosed amount on the LE is based on information reasonably known to the creditor at the time of disclosure (disclosed in good faith), such as:
(i) Prepaid interest;
(ii) Property insurance premiums;
(iii) Impounds/Escrows;
(iv) Charges for services required by the creditor but the borrower is permitted to shop for and borrower selects a third party provider not on the lender’s Written Service Provider List; and
(v) Charges for third party services NOT required by the creditor (even if paid to an affiliate of the creditor).
(d) Notes of interest for “No Tolerance/Unlimited”:
(i) Prepaid property taxes charged by local and state governments periodically will have no tolerance under the general ‘best information reasonably available’ standard unless otherwise instructed by the Client.
(ii) As noted above, Opus will review the loan file for evidence the disclosure was not made in “Good Faith”. “Good faith” means the creditor made the estimate based on the information reasonably available to them at the time the LE was provided. Absent such evidence, OPUS will consider the disclosures made in “good faith”. Two examples where a disclosure would be considered not made in “good faith” and a finding cited are:

1. The creditor requires homeowner’s insurance but fails to include a homeowner’s insurance premium; a finding will be added that the LE was not issued in good faith.
2. The creditor knows the loan must close on the 15th of the month but estimates prepaid interest to be paid from the 30th of that month, a finding will be added that the LE was not issued in good faith.
(iii) Review for documentation itemizing fees from the Binding LE to determine unrounded amounts of fees to use for performing tolerance testing only if a tolerance violation occurs. If no fee itemization is found, tolerance testing will be performed based on the information in the disclosures and a tolerance violation will be noted if applicable. Utilize fee information from closing instructions or a vendor compliance report, if the file contains the referenced support documentation.
(iv) Additionally, if a documented valid COC or BRC occurs resulting in a change to loan terms, settlement charges or interest rate within four (4) business days of consummation, the variance test will be performed based on the revised amounts disclosed on the initial CD (or subsequent CD if change occurs after initial CD has been provided) provided that the change is related to the COC or BRC.
(v) For loans with no Interim LE and no COC or BRC occurring four (4) days prior to consummation, fees and charges on the CD are tested for compliance with permitted variances against fees disclosed on Initial LE.
(vi) For loans with an Interim LE, the following procedures will be applied:
1. Review of each Interim LE and fees and charges on the CD are tested for compliance with variance thresholds against fees supported by a valid COC or BRC related to the charge that increases
2. In cases where an Interim LE is issued with several fee increases, but only some are supported by or related to a valid COC or BRC, those fees which are not supported by or related to a valid COC, BRC or disclosed on an LE that was not provided timely (within three (3) business days of changed circumstance) will be tested for variance using the amounts disclosed in the Initial LE previously valid LE.

iii) Closing disclosure (″CD″)
OPUS will conduct a general CD review and verify the following:
(1) Recommendation: Closing Disclosure provided at closing be marked “Final.” Although this is not a requirement, marking the Closing Disclosure as Final will ensure a timely review.
(2) That the correct form is used and all sections of the CD are completed (no blanks or incomplete sections).
(3) Acknowledgement of receipt by all borrowers with a right to rescind under 1026.23 by verifying that each borrower with a right to rescind was provided with a copy of the CD. This could include the non-borrowing spouse. Acknowledgement is based on lender guidelines
(4) If the CD does not contain a signature line for the consumer’s signature, OPUS will look for the required alternative statement in “Other Disclosures” with the heading of “Loan Acceptance”. While not required, OPUS highly recommends that the client require the CD to be signed and dated by the consumer as it will ensure a timely review.
(5) If a subsequent CD is issued having changes to (a) the loan product which affects disclosed terms and loan information; (b) the addition of a prepayment penalty; or (c) an APR which exceeds the previously disclosed APR by more than the permitted tolerances for accuracy, OPUS will test that the borrower was given an additional three (3)-business day waiting period from the date of final pre-close CD with (a) the final loan product; (b) the prepayment penalty addition; or (c) the APR, and that the final pre-close CD has been received by borrower by consummation.
(6) On the interim and final pre-close CDs the following checks and limitations apply:
(7) Verification of the technical formatting of the CD is out of scope in the standard review. The formatting of the document is the responsibility of the document preparation source.
(8) Closing, Transaction and Loan Information sections have been completed with accurate information.
(9) Loan terms sections are completed.
(a) Opus will verify loan term, purpose, and product descriptions follow the prescribed format.
(b) OPUS will verify all applicants applying for credit, as disclosed on the application, are listed on the LE

(10) “Can this amount increase after closing?” and “Does the loan have these features” sections are completed accurately.
(11) Projected Payments and Estimated Taxes, Insurance & Assessments sections are completed accurately.
(12) Fees have been disclosed properly (alphabetically, correct buckets and all title fees start with ″Title – ″) in Closing Cost Details section.
(13) Any addenda found in file listing ADDITIONAL fees for sections other than Section C (Services You Can Shop For) is completed properly.
(14) Calculating Cash to Close table completed accurately.
(15) Summaries of Transaction section completed accurately
(16) Loan Disclosures section complete:
(a) CD Assumption, Demand Feature, Negative Amortization, and Partial Payments sections completed properly (at least and only one box selected).
(b) Late Payment completed properly (terms disclosed and accurate per note).
(c) Escrow Amount section completed properly (only one box selected and amounts disclosed).
(i) Escrow Property Costs over Year 1 to be calculated per the payments scheduled to be made in either 11 or 12 months as determined by client.
(ii) Non-Escrowed Property Costs over 1 Year to be calculated using either 11 or 12 months as determined by client.
(17) If Interest Only, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed accurately.
(18) If ARM or Step, is Adjustable Interest Rate (″AIR″) Table disclosed accurately.
(19) Loan Calculations section complete and accurate.
(a) Total of Payments is accurate include fees in section A, B, and C that are paid by the borrower not including fees paid by the seller or other even if those fees are customarily paid by the borrower.
(b) Capture amounts disclosed in Loan Calculations section and test for TILA tolerance violations on disclosed APR and Finance Charge.
(c) Total Interest Percentage (TIP) accurate with proper rounding.
(i) Other Disclosures section complete with at least one choice selected as applicable.
(ii) Review for the creditor’s selection of one of the two options in the Liability After Foreclosure section, but will not make an independent judgment whether or not the selection is correct for the property state. Only issue a condition if either no selection is made or if both selections are made.
(iii) Contact Information section is complete with information from each party of the transaction provided as applicable.
(iv) Rounding rules verified as per 1026.38(t)(4). Rounding on all percentages except APR is percentages should be truncated so that a zero is not disclosed in the last decimal place (7.250 should be rounded to 7.25).

iv) TRID Method of Receipt Of LE And CD
Determine the method of receipt of the revised LE and CD and perform a compliance test with timing requirements. For purposes of the review and verification, the date the borrower is deemed to have received the disclosure(s) is based on any of the following methods:
(1) In Person: borrower signature date is used.
(2) Electronic* - No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of e-delivery date is used.
(3) Electronic* - With Receipt Confirmation in File, date of receipt confirmation is used.
(4) Electronic*-Delivery confirmation of an email, assuming the borrower(s) have consented to electronic delivery.
(5) Mail (USPS or other parcel delivery service) – No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of mailing date is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements.

(6) Mail (USPS or other parcel delivery service) – With Receipt Confirmation in File: date of receipt confirmation is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements. Unknown (unable to determine delivery method or unable to verify borrower received disclosures in any other method than by USPS Mail method): follow the USPS Mail delivery method of three (3) business days from the document issue date. As noted above, a signature by anyone other than the borrower(s) constitutes evidence of delivery and the method of receipt will be considered unknown, requiring an additional three (3) days from the date the non-borrower received the documents.

*NOTE: If disclosures are sent electronically, a finding will be cited if there is no evidence in the file that the borrower consented to receive disclosures electronically. Default to the three (3) business day mail rule for delivery without the proper documentation of borrower consent.

v) Other Recommended TRID Compliance Tests
Apply the following additional compliance tests which were included in the recommended review scope resulting from the 2015 CFPB Amendments:
(1) Use of TRID forms prior to TRID effective date: a finding will be cited if the new TRID forms are utilized on a loan with an application received prior to the October 3, 2015 effective date.
(2) Use of TRID forms on loans not covered by TRID: a finding will be cited if the new TRID forms are utilized on loans not covered by TRID (i.e., HELOC, i.e. reverse mortgages, i.e. Chattel Dwelling loans (loans on mobile homes that are not also secured by the underlying real property or loans on houseboats).
(3) Your Home Loan Toolkit: a finding will be cited if the new Your Home Loan Toolkit Disclosure or evidence the disclosure was delivered or placed in the mail is not in the file or was not provided to the borrower within three (3) business days of application.
(4) Consummation Date: Consummation varies by applicable state law and the term is not often clearly defined. Accordingly, generally use the notary date. If there are multiple borrowers and they do not all sign the documents on the same day, then use the latest signature date.
(5) Post-Consummation Disclosures: TRID review scope will not include testing for compliance with the following post-consummation disclosures under TRID:
(a) Escrow Closing Notice; and
(b) Mortgage servicing transfer and partial payment notices.

vi) Subsequent Changes After Consummation
The following prescribed cures as set forth in section 1026.19 (f)(2)(iii) through (v) are acceptable for changes and corrections to the Final CD after consummation.
(1) 1026.19(f)(2)(iii) – Changes due to events occurring after consummation.
(a) If within 30 days of consummation, an event in connection with the settlement of the transaction occurs that causes the final CD to become inaccurate and such inaccuracy results in a change to an amount actually paid by the borrower(s) from the amount disclosed, test for evidence that a new, corrected CD is delivered or placed in the mail to the borrower within thirty (30) days of receiving information that an event occurred.
(2) 1026.19(f)(2)(iv) – Changes due to clerical errors.
(a) Non-numeric clerical errors, for the purpose of this scope document are any error not related to a disclosed dollar amount or percentage. Test for evidence a new, corrected CD is delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation. Examples of non-numeric clerical errors include but are not limited to:
(i) Corrections to the closing information section.
(ii) Corrections to the transaction information section.
(iii) Corrections to loan id # or MIC #.
(iv) Corrections to non-numeric identifiers in the Estimated Taxes, Insurance & Assessments section.
(v) Corrections to the fee labels and/or order of fees.
(vi) Corrections to the location of the fee(s).

(vii) Corrections to missing cure language.
(viii) Corrections to the “Did This Change” section of Calculating Cash to Close.
(ix) Corrections to the Loan Disclosures section
(x) Corrections to non-numeric items in the Escrow Account section.
(xi) Corrections to the Other Disclosures section.
(xii) Corrections to the Contact Information section.
(3) 1026.19(f)(2)(v) – Refunds related to the good faith analysis.
(a) Test for evidence such as a copy of the refund check, a new corrected CD, and evidence the creditor delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation.

A post-consummation CD is understood to be a re-issued CD with a Date Issued represented as the date the post-consummation CD was issued. Corrections to the final pre-close CD should not be accepted as a post-consummation CD noted in the prescribed cures above.

Errors on LE’s and Interim CD’s and numeric errors on final CD’s do not have prescribed cures as per the regulation and therefore will not be reported as having been cured. The assessment of risk and decision to accept a finding that does not have a prescribed cure is the responsibility of the purchaser of the loan.

j) Additional Disclosures and Requirements:

Consultant will confirm compliance with current documentation and timing requirements in effect at origination of the Mortgage Loan including:
i) Servicing Transfer Disclosure (for applications prior to 10/03/2015):
(1) Confirm the presence of the Servicing Transfer Disclosure form in file
(2) Verify the Servicing Transfer Disclosure was provided to the borrower(s) within three general business days of “Application”
ii) Special Information Booklet (for applications prior to 10/03/2015)/ Home Loan Tool Kit (for applications on or after 10/03/2015):
(1) Confirm the presence of the Home Loan Tool Kit is in file for covered loans.
(2) Confirm the Home Loan Tool Kit is provided within three general business days of application
iii) Affiliated Business Disclosure
(1) Confirm the presence of the Affiliated Business Disclosure in file in the event the lender has affiliated business arrangements
(2) Confirm the Affiliated Business Disclosure provided within three general business days of “Application” (Consultant reviews for this disclosure to be provided within three general business days, as the lender will typically know at the time of application if borrower(s) will be referred to affiliates for provision of third party services)
(3) Confirm the Affiliated Business Disclosure is executed.
iv) Initial Escrow Disclosure Statement
(1) Confirm the presence of the Initial Escrow Disclosure Statement in file
(2) Confirm the Initial Escrow Disclosure Statement was provided at closing or within 45 days after settlement

High Cost – State & Local Anti-Predatory Regulations

In addition to federal thresholds, Consultant will review the anti-predatory lending statutes in the following states and local municipalities, as applicable, as well as any additional applicable regulations implemented during the Term of this SOW – legal guidance documentation available for detailed discussion, if necessary:

1) Arkansas Home Loan Protection Act, AR. Stat. Ann. § 23-53-101 et seq.
2) California Anti-Predatory Lending Statute, CA. Fin. Code § 4970 et seq.
3) California Higher Priced Mortgage Loan Statute, CA. Fin Code § 4995 et seq.
4) Colorado Consumer Equity Protection Act, CO. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bill 216 (2007) and House Bill 1322 (2007)
5) Colorado Consumer Credit Code, CO. Rev. Stat. 5-1-101 et seq.
6) Connecticut Abusive Home Loan Lending Practices Act, CT. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, CT. House Bill 5577 (2008).
7) Connecticut Nonprime Home Loan Statute, CT. Gen. Stat. §§ 36a-760 et seq. (as originally enacted and as amended by Senate Bill 949.
8) District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. and DC Mortgage Disclosure Act of 2007.
9) Florida Fair Lending Act, FL. Stat. Ann. § 494.0078 et seq.
10) Georgia Fair Lending Act, GA. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)
11) Idaho Residential Mortgage Practices Act, ID. Code § 26-3101 et seq.
12) Illinois High Risk Home Act, IL. Comp Stat. tit. 815, §§137/5 et seq.
13) Illinois High Risk Home Loan Regulations, 38 IL. Admin. Code § 345.10 et seq.
14) Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).
15) City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.
16) Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).
17) Indiana Home Loan Practices Act, IN. Code § 24-9-1-1 et seq. and as amended by 2005 In. P.L. 141 § 6 P2013-011.
18) Kansas Consumer Credit Code, KS. Stat. Ann. § 16a-1-101 et seq. Sections 16a-1-301, 16a-3-207 and 16a-3-308a.
19) Kentucky Anti-Predatory Lending Statute, KY. Rev. Stat. § 360.100 et seq. and as amended by KY. House Bill 552 (2008).
20) Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A ME. Rev. Stat. Ann. §§ 8-101; 8-103(1); 8-206(8); 8-206A and ME. Legislative Document 1869 (2007).
21) Maryland Commercial Law, MD. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by MD. Senate Bill 270 (2008) and Maryland Regulations under the MD. Mortgage Lender Law (2009).
22) Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the MD. Mortgage Lender Law, MD. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; MD. Code Regs. §§ 09.03.06.01 et seq.
23) Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA. House Bill 4387 (2008) 20. MA. Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).
24) Massachusetts Regulations for Higher Priced Mortgage Loans, 209 MA. Code Regs. §§ 32.00
25) Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.
26) Massachusetts Mortgage Lender and Broker Regulations, 940 CMR § 8.00 (15-17).
27) Michigan Consumer Mortgage Protection Act, MI. Stat. Ann. § 445-1631 et seq.
28) Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).
29) Nebraska Mortgage Bankers Registration and Licensing Act, NE. Stat.§ 45-702 et seq.
30) Nevada Anti-Predatory Lending Law, NV. Rev. Stat. § 598D.010 et seq. and as amended by AB 440 and 492.
31) New Jersey Home Ownership Security Act of 2002, NJ. Stat. Ann. § C:46:10B-22 et seq. and as amended by PL. 2004, Ch. 84 § 1.
32) New Mexico Home Loan Protection Act, NM. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009).

33) New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).
34) New York High Cost Home Loan Act, NY. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008). Banking Law Article 6-l (2003) and 6-m (2008).
35) North Carolina Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a) and as amended by House Bill 1817 (2007).
36) Ohio Anti-Predatory Lending Statute, OH. Rev. Code Ann. §§ 1349.25 to 1349.37and § 1.63 and as amended by S.B. 185.
37) City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.
38) Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).
39) Oklahoma Higher –Priced Mortgage Loans Law, OK. Admin. Code §§ 160:45-9-1 et seq.
40) Pennsylvania Consumer Equity Protection Act, 63 PA. Cons. Stat. Ann. § 456.501 et seq.
41) City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.
42) Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI. Gen. Laws. §§ 34-25.2-1 et seq., including the Emergency and Final Regulations.
43) South Carolina High-Cost and Consumer Home Loans Act, SC. Code § 37-23-10 et seq.
44) South Carolina Consumer Protection Code, SC. Code 37-1-101 et seq.
45) Tennessee Home Loan Protection Act, TN. Code Annotated §§ 45-20-101 et seq., Title 47 et seq.
46) Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq.
47) Texas Constitution, Section 50(a)(6), Article XVI
48) Utah Residential Mortgage Practices Amendments, UT. Code Ann. § 61- 2c-102 et seq.
49) Utah High Cost Home Loan Act, UT. Code § 61-2d-101 et seq.
50) Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.
51) Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), VA. Code Ann. §§ 6.1-413; 6.1-422, 6.1-428.
52) Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), VA. Code Ann. §§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.
53) Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.
54) Wisconsin Responsible High Cost Mortgage Lending Act, WI. Stat. § 428.202.
55) West Virginia Residential Mortgage Lender, Broker and Servicer Act, WV. Code § 31-17-1 et seq.
56) Wyoming Credit Code, WY. Stat. Ann. §§ 40-14-101 et seq.

Misrepresentation and Third Party Review

Validate that fraud reports and independent third party property valuations reports are in the file. The review will consist of the following:

1) Misrepresentation Review
Review on each loan to identify potential misrepresentations of income, employment, identity, occupancy, transaction and appraisal misrepresentation or other areas of potential misrepresentation. The Misrepresentation may include the following:

i) Signatures
Validate signature consistency across documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable efforts to validate the consistency of signatures across documents.
ii) Alerts
Assess credit report alerts for accuracy and potential issues.
iii) Social Security Numbers
Compare SSN(s) across all file documents.
iv) Document Integrity
Review for apparent alterations to loan documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable review of alterations to the loan documents.
v) Data Consistency
Review the documents contained in the loan file for consistency of data.

vi) Third Party Fraud Tools
To the extent a third party fraud tool is contained in the loan file, the Consultant will ensure high level or critical warnings are reviewed and addressed.

Consultant will report all findings from misrepresentation and third party product review to the Client. Client can provide comments and documentation related to the findings based on work completed by Clients’ internal working groups and Consultant will review and consider any required adjustments to the initial findings.

b) Independent Third Party Values
Review each loan to determine whether a third party valuation product was required and if required, that the third party product value was compared to the original appraised value to identify a value variance. If a variance of more than 10% was noted, Opus will ensure any required secondary valuation product was ordered and reviewed. Apply the appropriate rating agency grade after reviewing the required valuation products.
i) To the extent a loan is seasoned more than 12 months the primary valuation product will be a drive by broker’s price opinion (“BPO”). If a variance of negative 10% or greater is noted a secondary valuation product can be ordered. For loans seasoned between 12 – 24 months, Consultant will compare the BPO to origination appraisal and if the variance is greater than a negative 10% variance a third product such as a field review can be ordered. If the loan is more than 24 months seasoned a limited review will be performed between the BPO and origination appraisal.
ii) If the valuation vendor des not supply the updated valuation product directly to the Consultant, the Client will authorize the valuation vendor to issue an attestation with sufficient information for the Consultant to determine the correct valuation product was utilized to verify the accuracy of the origination appraisal.
iii) Value Review Disclaimer
iv) The individuals performing the above procedures are not person providing valuations for the purpose of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraiser under Federal or State law, and the services being performed do not constitute appraisal reviews for the purposes of USPAP or Federal or State law.
v) Opus makes no representation or warranty as to the value of the mortgaged property, notwithstanding that Opus may have reviewed the valuation information for reasonableness.
vi) Opus is not an Appraisal Management Company (“AMC”) and therefore does not opine on the actual value of the underlying property.
vii) Opus is not a creditor within the meaning of the Equal Credit Opportunity Act (“ECOA”) or other lending laws and regulations, and therefore opus will not have and communications with or responsibility to any individual concerning property valuations.
viii) Opus does not check to see if any appraiser in on the Freddie Mac exclusionary list.

c) Payment History and Servicing Comments
If a loan is seasoned more than 12 months, the Client will provide payment histories and servicing comments for the greater of (i) 12 months, or (ii) the time period required by the rating agencies. The Consultant will review the provided payment histories and comments to determine the following:
i) – Timely payment posting
ii) – Request for modification
iii) – Property condition issues
iv) – Change in occupancy
v) – Change in ability to pay
vi) – Other items impacting the enforcement of the lien

d) Updated FICO Scores
If the FICO score contained in the loan file is aged more than 6 months, an updated FICO score will be required

e) Properties in FEMA declared disaster zones.
If a FEMA declared disaster occurs after the inspection date on the appraisal, Consultant will review the file to determine if an exterior inspection to ensure
i) No apparent damage to the property
ii) Property appears to be occupied

f) Multiple Loans to 1 Borrower
TPR firm reviewed common identifiers for all loans in the population and confirmed there were nine obligors with multiple loans in the pool.

Data Compare Review

Client will provide a data tape with the following data fields and Consultant will compare the field to the applicable source document and report any variance

a) Appraised Value
b) CLTV
c) DTI
d) FICO
e) Interest Only
f) Interest Rate
g) Loan Term
h) Loan Purpose
i) LTV
j) Occupancy
k) Original Balance
l) Property Address
m) Property City
n) Property State
o) Property Type
p) Sales Price
q) Second Mortgage Lien Amount
r) Self Employed
s) Units
t) Zip Code
u) Loan Type
v) QM Status

 Pool Details

Loan Type
Type	Count	% of Pool
Non-Conforming	0	0.00%
Conforming-GSE Eligible	334	100.00%
Total	334	100.00%

		Interest Rate
Type			Count	% of Pool
2.250	- 2.499		1	0.30%
2.500	- 2.999		28	8.38%
3.000	- 3.499		162	48.50%
3.500	- 3.999		143	42.81%
4.000	- 4.499		0	0.00%
4.500	- 4.999		0	0.00%
5.000	- 5.499		0	0.00%
5.500	- 5.999		0	0.00%
6.000	- 6.499+		0	0.00%
		Total	334	100.00%

Purpose
Type	Count	% of Pool
Cash out Refi	92	27.54%
Purchase	164	49.10%
Rate / Term Refi	78	23.35%
Total	334	100.00%

Product Type
Type	Count		% of Pool
Fixed		334	100.00%
ARM		0	0.00%
Total		334	100.00%

Occupancy
Type	Count		% of Pool

Primary Residence		0	0.00%
Second Home		0	0.00%
Investment Property		334	100.00%

Total		334	100.00%

Property Type
Type	Count		% of Pool
Single Family Detached		147	44.01%
Townhouse		3	0.90%
Condo, Low Rise		38	11.38%
Condo, High Rise		3	0.90%
PUD		85	25.45%
1 Family Attached		6	1.80%
2 Family		28	8.38%
3 Family		12	3.59%
4 Family		12	3.59%
Total		334	100.00%

DTI
Type	Count	% of Pool
0.00-20.00	24	7.19%
20.01-30.00	53	15.87%
30.01-40.00	97	29.04%
40.01-43.00	47	14.07%
43.01-50.00	113	33.83%
Total	334	100.00%

QM Type
Type	Count	% of Pool
TQM-ATR Pass/Non-HPML	33	9.88%
QM-ATR Pass/Non-HPML	9	2.69%
QM/HPML	0	0.00%
Not Covered/Exempt	292	87.43%
Total	334	100.00%

LTV
Type	Count	% of Pool
0.00-30.00	9	2.69%
30.01-40.00	18	5.39%
40.01-50.00	24	7.19%
50.01-60.00	42	12.57%
60.01-70.00	54	16.17%
70.01-80.00	187	55.99%
80.01-90.00	0	0.00%
Total	334	100.00%

Tape Discrepancies

Data Element	Count	Accuracy
Application Date	0	100.00%
Original Appraised Property Value	1	99.68%
CLTV	13	95.78%
DTI	250	18.83%
FICO	2	99.35%
Primary Wage Earner Original Fico: Experian	1	99.68%
Interest Rate	0	100.00%
Most Recent Co-Borrower Fico	1	99.68%
Loan Purpose	0	100.00%
Loan Term	0	100.00%
Loan Type	0	100.00%
LTV	13	95.78%
Maturity Date	0	100.00%
Note Date	0	100.00%
Note Rate	0	100.00%
Number of Mortgage Properties	1	99.68%
Occupancy	0	100.00%
Original Loan Amount	0	100.00%
Original P&I	0	100.00%
Original Payment	0	100.00%
Property Address	0	100.00%
Property City	1	99.68%
Property County	0	100.00%
Property State	0	100.00%
Property Type	17	94.48%
Qualifying FICO	0	100.00%
Sales Price	3	99.03%
Second Mortgage Lien Amount	0	100.00%
Borrower Last Name	0	100.00%
Borrower First Name	0	100.00%
Borrowers Self Employed	2	99.35%
Units	0	100.00%
Property Zip	3	99.03%
Total Discrepancies	308

Loan Grading Definitions

Credit

S&P	Moodys	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Compliance

S&P	Moodys	Kroll	DBRS	Definition
A	A	A	A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	B	B	B	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations; however, minor evidentiary issue(s) exist
C	C	C	C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	D	D	D	The loan file is missing critical documentation required to perform the review

Fitch	Definition
A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	The loan is in compliance with all applicable laws and regulations and a benefit to the borrower is present and documented
C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	The loan file is missing critical documentation required to perform the review

Property Valuation

Moodys	Fitch	Kroll	DBRS	Definition
A	A	A	A
Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not effect value or habitability
C	C	C	C
Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A
First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B
First Level Review Value is greater than a 10% variance to the original appraisal, but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not effect value or habitability

C
Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Exhibit A Loan Review Findings

	Fitch Overall Loan Grade						Fitch Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	79	0	0	0		A	87	0	0	0
	B	22	1	0	0		B	23	1	0	0
	C	19	1	0	0		C	13	1	0	0
	D	205	7	0	0		D	207	2	0	0

	Fitch Compliance Grading						Fitch Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	291	0	0	0		A	334	0	0	0
	B	2	4	0	0		B	0	0	0	0
	C	28	0	0	0		C	0	0	0	0
	D	8	1	0	0		D	0	0	0	0

	Moody’s Overall Loan Grade						Moody’s Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	79	0	0	0		A	87	0	0	0
	B	22	1	0	0		B	23	1	0	0
	C	19	1	0	0		C	13	1	0	0
	D	205	7	0	0		D	207	2	0	0

	Moody’s Compliance Grading						Moody’s Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	291	0	0	0		A	334	0	0	0
	B	2	4	0	0		B	0	0	0	0
	C	28	0	0	0		C	0	0	0	0
	D	8	1	0	0		D	0	0	0	0

	Kroll Overall Loan Grade						Kroll Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	79	0	0	0		A	87	0	0	0
	B	22	1	0	0		B	23	0	0	0
	C	19	1	0	0		C	13	0	0	0
	D	205	7	0	0		D	207	0	0	0

	Kroll Compliance Grading						Kroll Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	291	0	0	0		A	334	0	0	0
	B	2	4	0	0		B	0	0	0	0
	C	28	0	0	0		C	0	0	0	0
	D	8	1	0	0		D	0	0	0	0

	S&P Overall Loan Grade						S&P Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	79	0	0	0		A	87	0	0	0
	B	22	1	0	0		B	23	1	0	0
	C	19	1	0	0		C	13	1	0	0
	D	205	7	0	0		D	207	2	0	0

	S&P Compliance Grading						S&P Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	291	0	0	0		A	334	0	0	0
	B	2	4	0	0		B	0	0	0	0
	C	28	0	0	0		C	0	0	0	0
	D	8	1	0	0		D	0	0	0	0

	DBRS Overall Loan Grade						DBRS Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	79	0	0	0		A	87	0	0	0
	B	22	1	0	0		B	23	1	0	0
	C	19	1	0	0		C	13	1	0	0
	D	205	7	0	0		D	207	2	0	0

	DBRS Compliance Grading						DBRS Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	291	0	0	0		A	334	0	0	0
	B	2	4	0	0		B	0	0	0	0
	C	28	0	0	0		C	0	0	0	0
	D	8	1	0	0		D	0	0	0	0

Exhibit A- Loans Reviewed (334)

104885	634867	701467	743451	785706	809486	78649	102524	114164
105105	639612	701841	743463	786776	810116	83112	102965	114950
265106	643691	701859	744095	790061	812111	83383	103082	115107
333677	644857	702066	745381	790074	812421	85148	103760	115350
418013	646545	704127	745537	790767	814888	85180	104313	115593
458638	648850	705066	745795	790935	815043	85256	104400	115932
481860	650082	705320	746131	790973	816529	88771	104462	116533
512911	655300	705533	746319	791441	817339	90641	104763	117491
517077	657773	708214	747130	791919	817579	90651	104784	117755
521162	658412	708838	747567	791937	820372	90676	105227	118359
538204	658717	708991	748155	792033	822558	91485	105283	118649
539157	663222	712526	749739	793109	826827	92081	105301	121064
540370	663901	713002	749776	793115	827664	93354	105406	125288
550497	668110	713298	749857	793194	827716	93385	105879	127964
552355	668557	713307	750174	794034	828259	94080	105927
557806	672213	714261	750714	794340	829110	95311	106180
557811	673632	714478	751167	794867	831233	95395	106270
557989	674322	714486	751206	794886	831682	95545	106648
577976	675334	715029	751343	795947	831845	95810	106784
582512	676135	718377	754142	796090	831893	96431	106988
586148	683983	718728	755036	796314	835124	97120	107644
587754	684962	718755	755081	796668	835659	97136	107905
590842	685353	719500	755376	797180	839802	97659	108097
591279	686239	720152	756954	797750	840211	97810	108368
599788	687392	720829	757008	798942	840845	98063	108722
603274	687617	721079	758233	799928	842930	98154	109406
607607	688530	721553	758285	799979	856532	98571	109494
610944	690164	728217	758704	800730	859196	99103	109612
613771	691501	728587	759778	802368	861010	99144	109918
617344	693108	728907	760487	804670	861695	99884	110167
618930	694165	729720	763942	805103	865186	99973	110547
620314	694326	730160	766516	805344	26754	100613	110623
621426	695326	734205	767393	805604	46591	100919	110757
624032	695991	734281	767462	806224	48784	100955	111069
624653	696182	734298	773000	806509	65232	101040	112255
625053	699881	738500	773335	807054	68305	101702	112385
626639	699886	739787	775039	807176	73986	101890	112938
627047	700144	740389	779906	807279	75349	102143	113324
633548	700146	743054	784946	807969	76221	102167	113628
634201	700764	743315	785692	808009	78122	102350	113710

Exhibit B
Value Only Review - Securitization

Amendment to SOW to include Value Only review scope as defined below:

•	UWM will provide Opus a copy of the Appraisal, AUS, Note and UCPD

•	Full Appraisal = CU Risk Score of 2.5 or better = Opus will review the Appraisal and AUS to confirm the appraisal information and the CU Risk Score for the applicable loan.

•
Full Appraisal = CU Risk Score of > 2.5 = UWM will provide Opus with an AVM that both supports the original appraised value within 10% and is within the FSD score outlined by Fitch guidelines per AVM provider. If it doesn’t, UWM will order CDA. If CDA value is at least 90% of the Appraised value, no additional value product is needed, it will be sent to Opus for review.

•	If not with 10%, the loan will be removed from the deal.

Capitalized terms used herein, unless defined where used, shall have the meanings ascribed to such terms in the SOW.  This constitutes the entire agreement and understanding between the Parties with respect to amending the SOW.   Except as expressly set forth in this Amendment, the terms and conditions of the SOW are hereby ratified, confirmed and approved in their entirety and shall continue in full force and effect, enforceable in accordance therewith and shall govern this Amendment. This Amendment may be executed in one or more counterparts, including facsimile counterparts, each of which, when so executed, shall be deemed an original and all of which, together, shall constitute one and the same instrument.

Loan Grading Definitions

Property Valuation

Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A
Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not effect value or habitability
C	C	C	C
Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A
First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B
First Level Review Value is greater than a 10% variance to the original appraisal but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not effect value or habitability

C
Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Exhibit B Loan Review Findings

The following summarizes Consultant’s initial and final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated October 12, 2021.

	Moody's Value Grading

	Final Grade

Initial Grade		A	B	C	D
	A	1	0	0	0
	B	0	0	0	0
	C	1698	0	0	0
	D	0	0	0	0

	Kroll Value Grading

	Final Grade

Initial Grade		A	B	C	D
	A	1	0	0	0
	B	0	0	0	0
	C	1698	0	0	0
	D	0	0	0	0

	S&P Value Grading

	Final Grade

Initial Grade		A	B	C	D
	A	1	0	0	0
	B	0	0	0	0
	C	1698	0	0	0
	D	0	0	0	0

	DBRS Value Grading

	Final Grade

Initial Grade		A	B	C	D
	A	1	0	0	0
	B	0	0	0	0
	C	1698	0	0	0
	D	0	0	0	0

Exhibit B- Loans Reviewed (1699)

Loan Numbers	Loan Numbers	Loan Numbers	Loan Numbers	Loan Numbers
850025	661661	734100	796508	863654
36414	661899	734184	796552	864003
157889	662015	734185	796661	864096
250202	662152	734229	796719	864146
251796	662153	734383	796773	864210
290419	662228	734721	796795	864312
292182	662330	734811	796892	864354
324337	662624	734884	797118	864403
338641	662731	737048	797254	864888
348514	662914	737093	797374	865317
359555	663518	739255	797438	866142
363776	663618	739667	797761	866181

368816	663805	739967	797873	866231
370665	663820	740048	798279	866237
374337	663983	740120	798426	866385
374648	664188	740420	798737	866442
379568	664200	740486	798986	866807
401203	664378	742187	799236	866839
406189	664711	742537	799461	869217
409088	664809	743239	799774	869512
410239	664814	743376	799940	870357
412871	664889	743469	800506	871801
414686	665000	743525	800805	871927
416337	665108	743565	800873	872054
419839	666417	743826	801067	872110
421765	667471	744053	801131	872567
422190	668329	744059	801155	872837
422947	668360	744243	801346	872893
423219	668516	744544	801909	873213
423821	668526	744575	801983	874408
426613	668604	744664	802011	874613
429465	668787	744807	802314	875128
431972	668936	744889	802381	875523
435276	669284	745106	802418	875896
440182	669618	745108	802425	875917
441849	670119	745193	802477	875919
446231	670152	745235	802534	876223
448421	670156	745237	802606	877080
449082	670373	745507	802763	877817
450272	670427	745660	802808	878465
451553	670577	745692	802818	878498
452916	670760	746103	802875	878675
457063	670768	746188	802893	879114
459325	670823	746252	803022	879296
460103	670964	746259	803087	879783
460568	671568	746698	803195	880967
463256	671869	746709	803231	881397
463955	671923	747432	803304	881424
465566	672546	747554	803943	881822
467033	672633	748038	804849	882123
470154	672657	748378	805001	882192
472071	672933	748534	805056	882348
472702	672952	748538	805790	882926
473756	673086	748642	805812	883270
477066	673225	748753	805927	883271
478766	673432	749016	806279	884036

481257	673655	749127	806317	884115
484172	673692	749179	806452	884204
486909	673822	749207	806723	884379
487308	674027	749208	806739	884393
487959	674034	749241	806762	884677
488867	674269	749257	806765	885488
489511	674583	749327	806829	886634
506696	674651	749430	806886	887395
508202	674891	749653	806953	887649
511611	675051	749665	807139	888660
512274	675292	749753	807245	890602
512814	675782	749763	807428	890706
514718	675792	749940	807484	892935
519505	678010	749965	807633	894193
519562	678254	750108	807661	894818
522055	678615	750426	807755	894893
523449	678648	750641	807905	895569
523624	678751	750726	808138	896186
528641	678981	750739	808956	896834
528909	679735	750752	809440	897028
531110	680332	750908	809481	898597
531384	680339	750971	809769	900892
534142	680411	751038	809993	900991
538472	680483	751344	810117	903110
541815	680516	751418	810240	903299
545034	680621	751468	810280	904198
546202	680645	752119	810494	904651
548737	680812	752253	810682	905720
550692	680844	752342	810726	906284
551698	680847	752366	810899	907143
552121	680998	752610	810969	908391
552706	681044	752815	811147	909023
553033	681055	753229	811172	912080
554975	682071	753384	811667	912878
557332	682458	753537	811780	913040
558016	683269	753754	811799	920438
558304	683401	753758	812155	921935
564153	683782	753781	812162	922994
565225	684085	753855	812425	925724
565255	684130	753931	812461	932154
567752	684423	753989	812716	944984
567897	684446	754077	812723	953966
568135	684500	754227	812770	41060
569321	684577	754293	812901	46745

569364	684601	754349	813107	51512
569903	684932	754670	813167	51827
569941	685229	754727	813192	53871
570356	685289	754737	813768	60701
570813	685517	754861	813874	61378
571341	685568	754887	814283	61547
571565	685578	755227	814639	62218
573873	685598	755314	814943	64891
574499	685744	755534	815214	64990
575645	686015	755551	815357	66032
576406	686601	755676	815409	70226
577258	686694	756992	815600	71980
577493	687019	757015	815749	73064
577812	687221	757042	815765	74139
577874	687489	757052	816136	74408
578500	688323	757132	816285	74443
580186	688605	757181	816460	77404
580529	688995	757303	816726	79440
582234	689037	757435	816744	79620
585469	689528	757627	817244	80498
585777	689805	757738	817325	81313
587458	689854	757771	817393	81607
587757	690241	758076	817532	82589
588641	691130	758157	817542	82645
589087	691201	758278	817575	83257
589979	691417	758457	817759	83840
590227	691422	758621	818170	84832
590636	691518	758656	818233	84930
591659	691650	758774	818357	84967
593368	691755	758845	818460	85119
593490	691867	758981	818470	85144
593892	691917	759004	818494	85145
593995	692026	759035	818502	85522
594254	692032	759435	818521	85829
594339	692166	759456	819349	85948
594839	692184	759544	819753	86011
595403	692232	759704	819774	86057
596638	692317	759741	819794	86123
596961	692339	760213	819964	86254
597463	692818	760216	819975	86513
597528	692922	760485	820039	86604
598296	693240	760532	820045	86820
598866	693258	760561	820085	86868
600041	693347	760624	820520	87588

600332	693423	760725	820629	88014
600795	693626	760866	820677	88017
600808	693683	761175	821239	88358
601178	693749	761246	821302	88447
601423	693754	761318	821480	88581
601552	694045	761561	821590	88793
601602	694106	761642	821625	89356
602309	694351	761671	821917	89445
603518	694448	761714	822255	89611
604090	694471	761861	822432	90059
604578	694904	761917	822697	91281
605017	695035	762102	822878	91540
605975	695154	762691	823007	91610
606283	695192	762720	823021	91939
606296	695427	762760	823438	92662
606503	695654	762783	823771	92786
606829	695740	762892	823852	94576
606861	696008	763002	823864	94611
607085	696045	763269	823901	94801
607129	696432	763778	823943	94804
607174	696625	763842	823982	95026
607512	696661	764105	824051	95476
608075	696736	764248	824874	95530
608180	696849	764733	825100	95566
608187	696861	765068	825457	95740
609122	697073	765329	825562	96020
609323	697106	765349	825658	96061
609606	697684	765494	825887	96073
609666	697751	767282	825898	96080
609734	698081	767433	825938	96127
610015	698234	767791	825954	96197
610185	698358	767881	825986	96514
610399	698405	768093	826085	96916
610627	698718	768619	826234	96993
610645	698762	768961	826440	97573
610842	699044	769002	826753	97628
610876	699095	769157	826974	97914
610971	699125	769245	827196	98191
611081	699128	769283	827539	98256
611270	699142	769349	827676	98368
611901	699146	769751	827698	98394
611970	699189	769815	827722	98403
612009	699642	769823	827728	98525
612117	699728	770291	828133	98763

612563	700023	770549	828138	98792
612575	700028	770595	828675	99083
612660	700035	770934	828699	99218
612989	700113	771181	828844	99311
613582	700368	771202	829033	99312
613790	700432	771235	829049	99562
613798	700855	771315	829137	99789
614567	700930	771353	829199	99833
615957	700947	771376	829225	100058
616009	701040	771612	829498	100134
616075	701066	771723	829506	100162
616530	701164	771929	829839	100225
616837	701417	771980	829866	100277
617000	701503	772223	830164	100284
617297	701553	772324	830350	100765
617910	701578	772905	830813	100776
618274	701710	773170	831202	100829
618277	701712	773420	831222	100836
618829	701812	773637	831734	100980
619875	701956	773742	831820	101087
620346	702016	774261	831888	101212
620673	702208	774702	831915	101322
620676	702239	774733	831949	101527
621892	702278	774740	832069	101562
621983	702744	774825	832224	101595
622779	702969	774833	832262	101651
622818	703167	774839	832353	101909
622846	703655	775078	832422	102201
623120	703897	775118	832745	102645
623401	703929	775134	834051	102784
623664	704232	775143	834066	102791
624004	704249	775228	834152	102953
624028	704314	775305	834213	102966
624053	704445	775785	834368	102992
624842	704526	776738	834591	103000
625085	704553	776972	834611	103001
625096	705012	777105	835190	103246
625599	705107	777233	835308	103247
625835	705259	777369	835311	103262
626360	705308	777661	835429	103533
626775	705558	777784	835431	103758
626788	705575	777854	835444	103852
626947	705633	778752	835497	104136
626998	705647	779129	835529	104238

628066	706138	779312	835825	104394
628404	706279	779425	836778	104658
628565	706343	779702	837444	104749
628699	706530	779777	837570	104927
628703	706643	779867	837694	104943
634136	707047	780046	837842	104944
634235	707218	780160	837843	105375
634586	707881	780298	837950	105607
634671	707901	780311	837978	105679
635631	708153	780523	838019	105913
636218	708382	780671	838958	106188
636854	708491	780767	839060	106234
636876	708554	780823	839252	106292
638222	708561	780986	839450	106441
638868	708625	781023	839551	106545
639505	708873	781108	839693	106758
639626	708943	781176	839700	106999
640159	708951	781177	840134	107034
640274	709969	781308	840919	107068
640549	710693	781484	841753	107094
640650	711016	781525	841763	107145
640773	711950	781947	841873	107590
641044	711979	781997	841946	107867
641223	712055	782024	842023	107924
641466	712629	782080	842315	108151
641683	712731	782114	842440	108221
641984	712735	782394	842479	108224
642273	712941	782533	842696	108304
642559	713976	782666	842769	108344
642899	714057	782693	843091	108438
643068	714064	782738	843439	108462
643189	714104	782743	843480	108469
643553	714289	782770	843497	108580
643766	714515	783340	843574	108683
643960	714611	783526	843701	108700
643994	714731	783606	843983	108843
645041	714842	783635	844115	109034
645046	714936	783805	844510	109166
645115	714941	783999	845068	109260
645270	715004	784026	845518	109400
645388	715237	784075	845678	109523
645518	715458	784303	845837	109917
645614	716312	784746	845882	109954
646027	716431	784917	845974	110152

646151	716958	785110	846258	110190
646454	717002	785483	846665	110760
646458	717118	785487	847337	110767
646690	718109	785595	847809	110987
646780	718176	785611	847913	111429
646799	718230	785640	848141	111589
647106	718249	785660	848230	111824
647133	718342	787295	848454	111855
647296	718739	787493	848785	112140
647526	718799	787991	848970	112251
647885	718863	788273	849072	112463
648035	719007	788695	849658	113504
648213	719200	789000	849670	113590
650581	719370	789215	849835	113921
650714	719379	789297	849894	114153
651329	719621	789344	849911	114169
651977	719833	789612	851003	114377
652624	720025	789677	851103	114394
652688	721477	789742	851542	114522
652721	721755	790170	851578	114822
652762	721869	790314	851962	115229
652894	721999	790524	852362	115506
653018	722044	790748	852791	116027
653052	722095	790928	852833	116037
653174	722143	791005	852876	116133
653231	722176	791036	853062	116159
653270	722234	791244	853207	116758
653327	722743	791261	853475	116850
653432	723138	791383	854635	117436
653678	723374	791439	854781	117457
653892	724170	791479	855333	117930
654176	724859	791548	855394	118173
654221	724894	791618	855576	118360
654686	725019	791686	855687	118785
654707	725518	791744	855763	118835
654747	725748	791946	856154	119014
654802	726003	792085	856254	119132
654868	726087	792746	856460	119250
655739	726275	792825	856541	119268
655756	726354	793404	856557	119338
656658	727187	793472	856822	119610
656705	727403	793558	857138	119899
656784	727545	793578	857428	120953
657055	727660	793853	857454	121334

657411	728195	793864	857828	121514
657449	728498	794092	858017	121982
657602	728539	794100	858189	122715
658598	728644	794345	858389	122765
658648	728737	794663	858683	122977
658661	728849	794850	858689	123020
658708	729358	794967	859386	123542
658876	729850	795105	859577	124427
659022	730651	795491	860028	124865
659323	731035	795503	860092	126489
659549	731754	795764	860379	126517
659577	732057	795789	860694	127399
659889	732552	795832	860875	128106
660004	732744	795935	861065	128376
660197	733061	796236	861298	128883
660767	733606	796243	861924	130656
661033	733613	796329	862189	134173
661123	733934	796469	862313	862734
661221	733937	796499	863308	846010
	733951	796502	863424	859686

If you have any questions, please contact Peter Butler at Peter.Butler1@wipro.com